The Glenmede Fund, Inc.

Small Cap Equity Portfolio—Institutional Shares

Summary Prospectus—February 28, 2026	Ticker Symbol: GTSCX

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus, reports to shareholders, and other information about the Portfolio online at http://www.glenmedeim.com/funds/fund-documents. You can also get this information at no cost by calling 1-800-442-8299 or by sending an e-mail request to glenmedefunds@glenmede.com. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated February 28, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective
Long-term capital appreciation consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Institutional Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses (includes 0.05% shareholder servicing fees payable to Glenmede Trust)	0.17%
Total Annual Portfolio Operating Expenses	0.72%

Example
This Example is intended to help you compare the cost of investing in the Portfolio’s Institutional Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
Under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks and preferred stocks, of U.S. small cap companies that Glenmede Investment Management LP (the “Advisor”) believes are undervalued. Small cap companies include companies with market capitalizations, at the time of purchase, that are within the market capitalization range of any stock in the Russell 2000® Index at its last rebalancing. That capitalization range was $5.6 million to $31.3 billion as of December 31, 2025.
The Advisor uses a combination of quantitative and fundamental research to select securities. The Advisor uses a quantitative proprietary multi-factor computer model which identifies a list of attractive securities having revenue and earnings growth potential with reasonable valuations, then applies fundamental research to select which securities to buy and sell for this Portfolio.

Small Cap Equity Portfolio—Institutional Shares

Summary Prospectus—February 28, 2026	Ticker Symbol: GTSCX

Principal Investment Risks
All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you are investing for goals several years away and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals or are mainly seeking current income.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio may underperform other types of securities. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. Natural disasters, climate change, public health emergencies (including pandemics and epidemics), war, military conflict, terrorism, tariffs, cybersecurity incidents and other unforeseeable global events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Portfolio cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Portfolio’s investments.
Value Style Risk: Although the Portfolio invests in stocks the Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower. In addition, the value investment style can shift into and out of favor with investors, depending on market and economic conditions. As a result, the Portfolio may at times outperform or underperform other funds that invest more broadly or employ a different investment style.
Small Cap Risk: The Portfolio is subject to the risk that the stocks of smaller and newer issuers can be more volatile and more speculative than the stocks of larger issuers. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. The table shows how the average annual total returns for one year, five years and ten years of the Portfolio’s Institutional Shares compare to those of selected market indices. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmedeim.com or by calling 1-800-442-8299.

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Small Cap Equity Portfolio—Institutional Shares

Summary Prospectus—February 28, 2026	Ticker Symbol: GTSCX

During the periods shown in the bar chart, the highest quarterly return was 31.57% (for the quarter ended December 31, 2020) and the lowest quarterly return was −35.22% (for the quarter ended March 31, 2020).
After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Average Annual Total Returns (for the periods ended December 31, 2025)

	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	−1.72%	7.68%	8.95%
Return After Taxes on Distributions	−3.39%	5.96%	7.34%
Return After Taxes on Distributions and Sale of Fund Shares[1]	0.21%	5.92%	6.98%
Russell 3000® Index[2] (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
S&P 500® Index[2] (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%
Russell 2000® Value Index[3] (reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	9.27%
Morningstar Small Blend Average[4]	7.89%	7.48%	8.78%

[1]
In certain cases, the Return After Taxes on Distribution and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

[2]
Effective February 28, 2026, the Portfolio’s primary broad-based index changed from the S&P 500 Index to the Russell 3000 Index, to more closely reflect the types of securities in which the Portfolio invests.

[3]
Effective February 28, 2026, the Portfolio removed the Russell 2000 Value Index as an additional performance benchmark. The existing secondary performance benchmark, the Russell 2000 Index, is included so that investors may compare the Portfolio’s performance with an index that more closely reflects the types of securities held in the Portfolio.

[4]
The Morningstar Small Blend Average is provided so that investors may compare the performance of the Portfolio with the performance of a peer group of funds that Morningstar, Inc. considers similar to the Portfolio.

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Small Cap Equity Portfolio—Institutional Shares

Summary Prospectus—February 28, 2026	Ticker Symbol: GTSCX

Investment Adviser
Glenmede Investment Management LP serves as investment advisor to the Portfolio.
Portfolio Managers
Jordan L. Irving, Portfolio Manager, and Matthew F. Shannon, CFA, Portfolio Manager, of the Advisor have managed the Portfolio since February 2018 and April 2022, respectively.
Tax Information
The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Purchase and Sale of Portfolio Shares
The minimum initial investment is $500,000, which may be reduced or waived in some cases from time to time. There is no minimum for subsequent investments. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum initial and subsequent investment requirements. You may redeem shares at any time by contacting The Glenmede Trust Company, N.A. (“Glenmede Trust”) by telephone or facsimile or contacting the institution through which you purchased your shares.
Financial Intermediary Compensation
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
GTSCXSUMMPROS

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